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                                                                    Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement of Dionex Corporation on Form S-8 of our reports dated August 27, 2004 appearing in the Annual Report on Form 10-K of Dionex Corporation for the year ended June 30, 2004.

DELOITTE & TOUCHE LLP  /s/

San Jose, California
December 7, 2004